                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -----------------------------


                         POST-EFFECTIVE AMENDMENT NO. 10
                                       TO
                                    FORM T-3
                FOR APPLICATIONS FOR QUALIFICATION OF INDENTURES
                                    UNDER THE
                           TRUST INDENTURE ACT OF 1939

                          -----------------------------


                            SAN JACINTO HOLDINGS INC.
                               (NAME OF APPLICANT)

                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201
                    (Address of Principal Executive Offices)

                          -----------------------------


                             SECURITIES ISSUED UNDER
                             THE INDENTURE QUALIFIED

     Title of Class                                         Amount
     --------------                                         ------
12% Senior Subordinated Notes                             Maximum of
Due December 31, 2002                                     $66,138,406



                            Name and Address of Agent
                             for Service of Process:

                                 Elvis L. Mason
                            San Jacinto Holdings Inc.
                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201

                                 with a copy to:

                          J. Kenneth Menges, Jr., P.C.
                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         1700 Pacific Avenue, Suite 4100
                            Dallas, Texas 75201-4618



                  Effective Date of Form T-3: January 25, 1996



                      This Document Consists of ____ Pages
                        Exhibit Index Begins on Page ____

                                                                  March 31, 1998

POST-EFFECTIVE AMENDMENT NO. 10 TO FORM T-3

Filed herewith as Exhibit T3E-14 is the 1997 Annual Report of San Jacinto Holdings Inc. (the "Company") and Safeguard Business Systems, Inc. which is required to be furnished to holders of the Company's 12% Senior Subordinated Notes (the "New Notes") and filed with the Securities and Exchange Commission pursuant to Section 4.03 of the indenture between the Company and U.S. Trust Company of Texas, N.A., as Trustee which governs the New Notes of the Company.



 THE DATE OF THIS POST-EFFECTIVE AMENDMENT NO. 10 TO FORM T-3 IS MARCH 31, 1998.

Contents of Application for Qualification. This application for qualification comprises:

                            (a)     One page, numbered 1.

                   **       (b)     The Statement of Eligibility and
                                    Qualification of U.S. Trust Company of
                                    Texas, N.A. as trustee under the New Notes
                                    Indenture to be qualified.

                            (c) The following exhibits in addition to those filed as part of the Statement of Eligibility and Qualification of the trustee.

                   ** EXHIBIT T3A - Certificate of Incorporation, with all amendments thereto, of the Company.

                   ** EXHIBIT T3B - Amended and Restated By-laws of the Company.

                   ** EXHIBIT T3C-1 - Indenture dated as of ___________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

                   ** EXHIBIT T3C-2 - Indenture dated as of ____________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee pursuant to the Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3C-3 - Indenture dated as of _____________, 1996, between the Company and U.S. Trust Company of Texas, N.A., as Trustee pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3C-4 - Amended Indenture dated as of January 26, 1996, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

                                    EXHIBIT T3D - Not Applicable.

                   **               EXHIBIT T3E-1 - Exchange Offer and Consent
                                    Solicitation.

                   ** EXHIBIT T3E-2(a) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000.

                   ** EXHIBIT T3E-2(b) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000.

                   ** EXHIBIT T3E-2(c) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T2E-2(d) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-2(e) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-2(f) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-3(a) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000.

                   ** EXHIBIT T3E-3(b) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000.

                   ** EXHIBIT T3E-3(c) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

                   ** EXHIBIT T3E-3(d) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients.

                   ** EXHIBIT T3E-3(e) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-3(f) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-3(g) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-3(h) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-3(i) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-3(j) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-(k) - Form of letter to Broker, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-(l) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-4(a) - Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-4(b) - Second Supplement to Exchange Offer and Consent Solicitation.

                   ** EXHIBIT T3E-4(c) - Third Supplement to Exchange Offer and Consent Solicitation.

                   **               EXHIBIT T3E-5 - Notice of Extension of
                                    Expiration Date.

                   ** EXHIBIT T3E-6 - 1995 Annual Report of the Company and Safeguard Business Systems, Inc.

                   ** EXHIBIT T3E-7 - Quarterly Financial Statements for the three month period ended March 31, 1996.

                   ** EXHIBIT T3E-8 - Quarterly Financial Statements for the three and six month periods ended June 30, 1996.

----------------
*    Filed herewith.
**   Filed previously.

                   ** EXHIBIT T3E-9 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1996.

                   ** EXHIBIT T3E-10 - 1996 Annual Report of the Company and Safeguard Business Systems, Inc.

                   ** EXHIBIT T3E-11 - Quarterly Financial Statements for the three month period ended March 31, 1997.

                   ** EXHIBIT T3E-12 - Quarterly Financial Statements for the three and six month periods ended June 30, 1997.

                   ** EXHIBIT T3E-13 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1997.

                   * EXHIBIT T3E-14 - 1997 Annual Report of the Company and Safeguard Business Systems, Inc.

                   ** EXHIBIT T3F - A cross reference sheet showing the exact location of the provisions of the New Notes Indenture inserted therein pursuant to Section 310 through 318(A), inclusive, of the Act (included as part of Exhibit T3C).

----------------
*    Filed herewith.
**   Filed previously.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the applicant, San Jacinto Holdings Inc., a corporation organized and existing under the laws of the State of Delaware, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Dallas, Texas on the 31th day of March, 1998.

(SEAL)


                                         SAN JACINTO HOLDINGS INC.



Attest:                                  By:  /s/ Elvis L. Mason
                                            -----------------------------------
                                         Name: Elvis L. Mason
                                         Title:President and Chief Executive
                                                Officer

 /s/ Michael D. Magill
-----------------------------
Name: Michael D. Magill
Title: Senior Vice President, CFO

                                  EXHIBIT INDEX

EXHIBIT NO.                        EXHIBIT                                                          PAGE
-----------                        -------                                                          ----
 **   EXHIBIT T3A                  Certificate of Incorporation, with all
                                   amendments thereto, of the Company ........................


 **   EXHIBIT T3B                  Amended and Restated By-laws of the Company ...............


 **   EXHIBIT T3C-1                Indenture dated as of ___________, 1995,
                                   between the Company and U.S. Trust Company of
                                   Texas, N.A., as Trustee ...................................


 **   EXHIBIT T3C-2                Indenture dated as of ___________, 1995,
                                   between the Company and U.S. Trust Company of
                                   Texas, N.A., as Trustee pursuant to the
                                   Supplement to Exchange Offer and Consent
                                   Solicitation ..............................................


 **   EXHIBIT T3C-3                Indenture dated as of _________, 1996,
                                   between the Company and U.S. Trust Company of
                                   Texas, N.A., as Trustee pursuant to the Third
                                   Supplement to Exchange Offer and Consent
                                   Solicitation ..............................................


 **   EXHIBIT T3C-4                Amended Indenture dated as of January 26,
                                   1996, between the Company and U.S. Trust
                                   Company of Texas, N.A., as Trustee ........................


      EXHIBIT T3D                  Not Applicable


 **   EXHIBIT T3E-1                Exchange Offer and Consent Solicitation ...................


 **   EXHIBIT T3E-2(a)             Form of Letter of Transmittal to holders of
                                   the Company's 8% Senior Subordinated Notes
                                   due December 31, 2000 .....................................


 **   EXHIBIT T3E-2(b)             Form of Letter of Transmittal to holders of
                                   the Company's 8% Subordinated Debentures due
                                   December 31, 2000 .........................................


 **   EXHIBIT T3E-2(c)             Form of Letter of Transmittal to holders of
                                   the company's 8% Senior Subordinated Notes
                                   due December 31, 2000 pursuant to the
                                   Supplement to Exchange Offer and Consent
                                   Solicitation. .............................................


 **   EXHIBIT T3E-2(d)             Form of Letter of Transmittal to holders of
                                   the Company's 8% Subordinated Debentures due
                                   December 31, 2000 pursuant to the Supplement
                                   to Exchange Offer and Consent Solicitation. ...............


 **   EXHIBIT T3E-2(e)             Form of Letter of Transmittal to holders of
                                   the Company's 8% Senior Subordinated Notes
                                   due December 31, 2000 pursuant to the Third
                                   Supplement to Exchange Offer and Consent
                                   Solicitation ..............................................

--------------------
*    Filed herewith.
**   Filed previously.

 **   EXHIBIT T3E-2(f)             Form of Letter of Transmittal to holders of
                                   the Company's 8% Senior Subordinated
                                   Debentures due December 31, 2000 pursuant to
                                   the Third Supplement to Exchange Offer and
                                   Consent Solicitation ......................................



 **   EXHIBIT T3E-3(a)             Form of Notice of Guaranteed Delivery to be
                                   provided to holders of the Company's 8%
                                   Senior Subordinated Notes due December 31,
                                   2000 ......................................................


 **   EXHIBIT T3E-3(b)             Form of Notice of Guaranteed Delivery to be
                                   provided to holders of the Company's 8%
                                   Subordinated Debentures due December 31, 2000 .............


 **   EXHIBIT T3E-3(c)             Form of letter to Brokers, Dealers,
                                   Commercial Banks, Trust Companies and Other
                                   Nominees ..................................................


 **   EXHIBIT T3E-3(d)             Form of letter to be sent by Brokers,
                                   Dealers, Commercial Banks, Trust Companies
                                   and Other Nominees to their clients .......................


 **   EXHIBIT T3E-3(e)             Form of Notice of Guaranteed Delivery to be
                                   provided to holders of the Company's 8%
                                   Senior Subordinated Notes due December 31,
                                   2000 pursuant to the Supplement to Exchange
                                   Offer and Consent Solicitation ............................


 **   EXHIBIT T3E-3(f)             Form of Notice of Guaranteed Delivery to be
                                   provided to holders of the Company's 8%
                                   Subordinated Debentures due December 31, 2000
                                   pursuant to the Supplement to Exchange Offer
                                   and Consent Solicitation ..................................


 **   EXHIBIT T3E-3(g)             Form of letter to Brokers, Dealers,
                                   Commercial Banks, Trust Companies and Other
                                   Nominees pursuant to the Supplement to
                                   Exchange Offer and Consent Solicitation ...................


 **   EXHIBIT T3E-3(h)             Form of letter to be sent by Brokers,
                                   Dealers, Commercial Banks, Trust Companies
                                   and Other Nominees to their clients pursuant
                                   to the Supplement to Exchange Offer and
                                   Consent Solicitation ......................................


 **   EXHIBIT T3E-3(i)             Form of Notice of Guaranteed Delivery to be
                                   provided to holders of the Company's 8%
                                   Senior Subordinated Notes due December 31,
                                   2000 pursuant to the Third Supplement to
                                   Exchange Offer and Consent Solicitation ...................

--------------------
*    Filed herewith.
**   Filed previously.

 **   EXHIBIT T3E-3(j)             Form of Notice of Guaranteed Delivery to be
                                   provided to holders of the Company's 8%
                                   Subordinated Debentures due December 31, 2000
                                   pursuant to the Third Supplement to Exchange
                                   Offer and Consent Solicitation ............................


 **   EXHIBIT T3E-3(k)             Form of letter to Broker, Dealers, Commercial
                                   Banks, Trust Companies and Other Nominees
                                   pursuant to the Third Supplement to Exchange
                                   Offer and Consent Solicitation ............................


 **   EXHIBIT T3E-3(l)             Form of letter to be sent by Brokers,
                                   Dealers, Commercial Banks, Trust Companies
                                   and Other Nominees to their clients pursuant
                                   to the Third Supplement to Exchange Offer and
                                   Consent Solicitation ......................................


 **   EXHIBIT T3E-4(a)             Supplement to Exchange Offer and Consent Solicitation .....


 **   EXHIBIT T3E-4(b)             Second Supplement to Exchange Offer and
                                   Consent Solicitation ......................................


 **   EXHIBIT T3E-4(c)             Third Supplement to Exchange Offer and
                                   Consent Solicitation ......................................


 **   EXHIBIT T3E-5                Notice of Extension of Expiration Date ....................


 **   EXHIBIT T3E-6                1995 Annual Report of the Company and
                                   Safeguard Business Systems, Inc. ..........................

 **   EXHIBIT T3E-7                Quarterly Financial Statements for the three
                                   month period ended March 31, 1996. ........................


 **   EXHIBIT T3E-8                Quarterly Financial Statements for the three
                                   and six month periods ended June 30, 1996. ................

 **   EXHIBIT T3E-9                Quarterly Financial Statements for the three
                                   and nine month periods ended September 30,
                                   1996. .....................................................


 **   EXHIBIT T3E-10               1996 Annual Report of the Company and
                                   Safeguard Business Systems, Inc. ..........................

 **   EXHIBIT T3E-11               Quarterly Financial Statements for the three
                                   month period ended March 31, 1997. ........................

 **   EXHIBIT T3E-12               Quarterly Financial Statements for the three
                                   and six month periods ended June 30, 1997 .................

 **   EXHIBIT T3E-13               Quarterly Financial Statements for the three
                                   and nine month periods ended September 30,
                                   1997. .....................................................


---------------------------

* Filed herewith.
** Filed as part of or as the exhibit indicated to the Form T-3 filed with the Commission on December 1, 1995 and incorporated herein by reference.
*** Filed as part of or as the exhibit indicated to the Form T-3 filed with the Commission on December 15, 1995 and incorporated herein by reference.
**** Filed as Exhibit T3C to the Application for Qualification of Indenture on Form T-3 (No. 22-21350) filed by the Company with the Securities and Exchange Commission on November 21, 1991 and incorporated herein by reference.

 *    EXHIBIT T3E-14               1997 Annual Report of the Company and
                                   Safeguard Business Systems, Inc.

---------------------------

* Filed herewith.
** Filed as part of or as the exhibit indicated to the Form T-3 filed with the Commission on December 1, 1995 and incorporated herein by reference.
*** Filed as part of or as the exhibit indicated to the Form T-3 filed with the Commission on December 15, 1995 and incorporated herein by reference.
**** Filed as Exhibit T3C to the Application for Qualification of Indenture on Form T-3 (No. 22-21350) filed by the Company with the Securities and Exchange Commission on November 21, 1991 and incorporated herein by reference.

                                       3